Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Douglas R. Brett, Chief Financial Officer of Crosshair Exploration & Mining Corp. (the “Company”), hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

             (1)        the annual report on Form 20-F of the Company for the year ended April 30, 2007, as amended by Form 20-F/A (Amendment No. 1) (the “Report”) fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

              (2)        the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Douglas R. Brett
 By:   Douglas R. Brett
         Chief Financial Officer

Date: June 25, 2008